Exhibit 99.2

PROMISSORY NOTE

$1,000,000.00	Knoxville, Tennessee
February 17, 2015

FOR VALUE RECEIVED, the undersigned (“Borrower”) promises to pay to the order of Quintium Private Opportunities Fund, LP, a Delaware limited partnership having an office in Knoxville, Tennessee (“Lender”), the principal sum of One Million and No/100 Dollars ($1,000,000.00) or so much thereof as may be advanced under this Promissory Note (this “Note”) from time to time pursuant to that certain Loan Agreement by and between Lender and Borrower dated as of the date hereof (the “Loan Agreement”), with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at a fixed rate of interest equal to 14% per annum based on a thirty (30) day month and a three hundred sixty (360) day calendar year. The principal amount owed hereunder, together with any accrued interest thereon, shall be due and payable as follows:

1.     Commencing on March 1, 2015, and on the first (1st) day of each of the successive ten (10) months thereafter, Borrower shall make payments of accrued interest only; and

2.     On February 1, 2016, Borrower shall make one final payment of all principal and accrued interest amounts outstanding, plus all such additional fees, charges, expenses and costs which may have accrued or been reasonably incurred under the terms of this Note, the Loan Agreement or any other documents related thereto.

All payments of principal and interest shall be payable in collected funds at 9202 S. Northshore Drive, Suite 301, Knoxville, Tennessee 37922, or such other place as the holder hereof may designate in writing, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. All payments hereon shall be applied to principal, accrued interest and charges and expenses owing on or in connection with this Note, in such order as the holder hereof elects.

The indebtedness evidenced hereby may be prepaid at any time beginning on September 1, 2015; provided, however, that such prepayment shall be a price equal to one hundred percent (100%) of all principal and accrued interest amounts outstanding, plus all such additional fees, charges, expenses and costs which may have accrued or been reasonably incurred under the terms of this Note; and provided further that any such prepayment shall be subject to a prepayment fee equal to one percent (1%) of the total principal prepayment amount.

The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an “Event of Default” hereunder. Should any Event of Default occur, the unpaid principal balance and all accrued interest owed under this Note shall, at the option of Lender, immediately become due and payable without presentment, demand, protest, or notice of any kind, all of which Borrower waives, and Lender shall have the rights and privileges provided hereunder or under any other document executed with respect to any collateral security for this Note. In the event of the occurrence of any Event of Default, and if Lender exercises its option to require the indebtedness hereunder to be immediately paid, then in such event and from the date of the occurrence of such Event of Default, the principal balance of the indebtedness hereunder, notwithstanding any other provisions herein to the contrary, shall bear interest at a rate equal to the highest rate allowed by applicable law. Borrower shall pay the holder hereof, upon demand, all expenses and costs, including, but not being limited to, reasonable attorneys’ fees and costs of investigation, collection and litigation, that the holder hereof incurs (i) in collecting or attempting to collect the indebtedness evidenced by this Note, (ii) in enforcing any deed of trust, mortgage, assignment of rents and leases, security agreement or other collateral that secures this Note or any guaranty thereof (collectively, the “Security Documents”), (iii) in protecting the collateral encumbered by the Security Documents, (iv) in defending or asserting the holder’s rights in said collateral, and/or (v) with regard to any bankruptcy, reorganization or insolvency proceeding involving this Note, the Security Documents or said collateral.

Borrower shall pay to the payee hereof a late charge of the lesser of (i) five percent (5%) of any monthly payment hereunder which is not received by the payee hereof within five (5) days of when said payment is due hereunder, or (ii) any lesser maximum amount permitted under applicable law. No late charge, however, shall be imposed on any payment made on time and in full solely by reason of any previously accrued and unpaid late charge. The parties agree that said late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that the payee will incur by reason of the late payment. The parties further agree that proof of actual damages would be difficult. Acceptance of any late charge shall not constitute a waiver of any default with respect to any overdue payment and shall not prevent Lender or other payee from exercising any other rights and remedies available to Lender or such other payee.

This Note and any and all terms and provisions hereof, including, but not limited to, those pertaining to the amount, maturity date, and manner of payment of the principal hereof and the interest hereon, may be modified and amended at any time by mutual written agreement of, and only by mutual written agreement of, Borrower and the holder hereof.

The failure of the holder hereof to exercise any option to accelerate the indebtedness evidenced hereby in the event of the occurrence of an Event of Default as above provided or any forbearance, indulgence, or other delay by such holder in the exercise of any such option, shall not constitute a waiver of the right to exercise such option prior to the curing of any such Event of Default or in the event of any subsequent Event of Default, whether similar or dissimilar to any prior default.

Except as otherwise expressly provided herein and/or in any of the Security Documents, presentment for payment, demand, protest, notice of protest, notice of nonpayment, notice of dishonor and any and all other notices and demands whatsoever are hereby waived by all makers, sureties, guarantors and endorsers hereof, each of whom agrees to remain bound until the principal and interest on this Note are paid in full. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers hereof, and shall be binding upon them and their heirs, personal representatives, successors and assigns.

It is the intention of Lender and Borrower to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall Lender ever be entitled to receive, collect or apply as interest any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate which Lender may lawfully charge under applicable statutes and laws from time to time in effect. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest contract rate permitted by applicable law from time to time in effect, Borrower and Lender agree that all such payments shall be applied to any outstanding principal balance evidenced by this Note with all excess, if any, refunded to Borrower. Any provision hereof, or of any other agreement between Lender and Borrower, that operates to bind, obligate or compel Borrower to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between Lender and Borrower that is in conflict with the provisions of this paragraph.

This Note shall be governed and construed according to the statutes and laws of the State of New York from time to time in effect, except to the extent that applicable federal statutes may permit the charging of a higher rate of interest than applicable state law, in which event such applicable federal statute, as amended and supplemented from time to time, shall govern and control the maximum rate of interest permitted to be charged hereunder, it being intended that, as to the maximum rate of interest which may be charged, received and collected hereunder, those applicable statutes and laws, whether state or federal, from time to time in effect, which permit the charging of a higher rate of interest, shall govern and control; provided, always, however, that in no event and under no circumstances shall Borrower be liable for the payment of interest in excess of the maximum rate permitted by such applicable law, from time to time in effect.

At Lender’s discretion, any claim or controversy arising out of or relating to this Agreement that is not resolved by negotiation or mediation shall be submitted to arbitration by one arbitrator mutually agreed-upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by either, at Lender’s sole discretion, JAMS or the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in transactions of the type provided for in this Agreement and who is chosen by JAMS or the AAA. The arbitration shall take place in New York, New York, in accordance with the JAMS or AAA rules then in effect. The parties agree that the arbitrator’s ruling shall be final and binding upon all parties and shall be enforceable in any court that has jurisdiction over the party against whom the claim is sought. Any dispute arising out of this Agreement that is not submitted to arbitration as provided above shall be adjudicated in either the state or federal courts in New York and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of New York. Borrower waives any defense that venue is not proper for any action brought in any federal or state court in the State of New York.

WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE AND THE RELATED LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AGREEMENT AND TO MAKE THE LOAN TO BORROWER. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION.

This Note is secured by, among other things, a Security Agreement dated as of the date hereof, and arises out of the Loan Agreement, to which documents reference is made as to additional prepayment and acceleration rights.

[Signature on following page]

BORROWER:

PSM Holdings, Inc., a Delaware corporation

By:	/s/ Kevin Gadawski
Kevin Gadawski, President

STATE OF CALIFORNIA

COUNTY OF ORANGE

     Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared Kevin J. Gadawski with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be _President           (or other officer authorized to execute the instrument) of PSM HOLDINGS, INC., the within named bargainor, a Delaware corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand, at office, this 17th day of February, 2015.

B. Aguilar
Notary Public

My Commission Expires: April 9, 2016

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